UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 26, 2018

Air Products and Chemicals, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-4534	23-1274455
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7201 Hamilton Boulevard, Allentown, Pennsylvania	18195-1501
(Address of Principal Executive Offices)	(Zip Code)
(610) 481-4911
Registrant’s telephone number, including area code
not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01  Regulation FD Disclosure
Air Products and Chemicals, Inc. (the “Company”) is making available supplemental financial information reflecting the Company’s retrospective application of the presentation requirements set forth in Accounting Standards Update ("ASU") No. 2017-07, "Compensation—Retirement Benefits (Topic 715): Improving the Presentation of Net Periodic Pension Cost and Net Periodic Postretirement Benefit Cost." The Company elected to early adopt this guidance in the first quarter of fiscal year 2018 and has applied the income statement presentation requirements retrospectively to all periods presented.
The supplemental information is included in Exhibit 99.1 to this report and is incorporated herein by reference. The information is presented for illustrative and informational purposes only and will be available on the Company’s website at www.airproducts.com.
Exhibit 99.1 includes the presentation of financial measures on a non-GAAP (“adjusted”) basis as well as a reconciliation to the most directly comparable financial measure calculated in accordance with U.S. generally accepted accounting principles (GAAP). These non-GAAP financial measures are not meant to be considered in isolation or as a substitute for the most directly comparable financial measure calculated in accordance with GAAP.
The information in this report is being furnished, not filed. Accordingly, the information in items 7.01 and 9.01 of this report will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference. The furnishing of the information in this report is not intended to, and does not, constitute a determination or admission by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company or its affiliates.

Item 9.01 Financial Statements and Exhibits
d. Exhibits

Exhibit No.	Description
99.1	Supplemental financial information

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Air Products and Chemicals, Inc.
(Registrant)

Date:	January 26, 2018	By:	/s/ M. Scott Crocco
M. Scott Crocco
Executive Vice President and Chief Financial Officer